Cash and cash equivalents	12 Months Ended
Mar. 31, 2023
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents
Cash and cash equivalents consist of cash and bank accounts and are payable on demand. The bank accounts earn interest at various rates which differ by account. The deposits consist of highly liquid money market instruments, with withdrawal periods of no more than 3 months.

(EUR thousand)	As of March 31
Cash and cash equivalents	2023	2022
Deposits	112,015	2,831
Cash and bank balances	128,531	48,252
Total	240,546	51,083
The fair value of cash and cash equivalents approximates its carrying value due to its short term nature.
Please refer to Note 25 related to the pledge of cash on hand.